Exhibit 99.1

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of February 23, 2007 between CONSTELLATION BRANDS, INC., the “Subsidiary Guarantors” referred to on the signature pages hereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent pursuant to authority granted by the Required Lenders and each Lender whose Commitment shall be increased pursuant to Section 10.02 of the Credit Agreement referred to below.

Constellation Brands, Inc., the “Subsidiary Guarantors” party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a Credit Agreement dated as of June 5, 2006 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit by means of loans and letters of credit to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $3,500,000,000 (before giving effect to the increase contemplated hereby).

The Borrower, the Subsidiary Guarantors and the Administrative Agent, pursuant to authority granted by, and having obtained the consent of, Lenders party to the Credit Agreement constituting the Required Lenders and each Lender whose Commitment shall be increased, wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Cover Page. The reference on the cover page of the Credit Agreement to “U.S.$3,500,000,000” is hereby amended and replaced with “U.S.$3,900,000,000”.

2.03. Definitions. Section 1.01 of the Credit Agreement shall be amended by amending the following definitions to read in their entirety as follows (to the extent already included in said Section 1.01) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.01):

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“Net Available Proceeds” means:

(i) in the case of any Disposition, the amount of Net Cash Payments received in connection with such Disposition;

(ii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Borrower and its Subsidiaries in respect of such Casualty Event net of (A) expenses incurred by the Borrower and its Subsidiaries in connection therewith and (B) contractually required repayments of Indebtedness (other than Indebtedness to the Lenders hereunder) to the extent secured by a Lien on such Property and any income and transfer taxes payable by the Borrower or any of its Subsidiaries in respect of such Casualty Event; and

(iii) in the case of any Debt Incurrence, the aggregate amount of all cash received by the Borrower and its Subsidiaries in respect thereof (net of expenses incurred by the Borrower and its Subsidiaries in connection therewith) but excluding (i) in the case of any Senior Debt Incurrence or Subordinated Debt Incurrence, the first $900,000,000 of aggregate cash received by the Borrower therefrom at any time after the Effective Date and prior to March 1, 2007 and (ii) (without duplication) any Senior Debt Incurrence effected pursuant to Section 7.01(c)(ii).

“Non-Qualifying Joint Venture Entity” means, for any specified period, a Joint Venture Entity that by contract is prohibited from making distributions or dividends in such period in respect of the equity interests therein held, directly or indirectly, by the Borrower.

“Operating Cash Flow” means, for any period, the sum, for the Borrower and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net operating income (calculated before income taxes, interest income, Interest Expense and extraordinary and unusual items) for such period plus (b) depreciation and amortization (to the extent deducted in determining net operating income) for such period plus (c) income or loss attributable to equity in Joint Venture Entities (other than a Non-Qualifying Joint Venture Entity) plus (d) the Adjustment Amount for such period.

Notwithstanding the foregoing, if during any period for which Operating Cash Flow is being determined the Borrower or any of its Subsidiaries shall have consummated any Acquisition or Disposition for aggregate consideration of U.S.$50,000,000 or more then, for all purposes of this Agreement (other than for purposes of the definition of Adjusted Cash Flow), Operating Cash Flow shall be determined on a pro forma basis as if such Acquisition or Disposition had been made or consummated on the first day of such period.

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“Revolving Commitment” means, with respect to each Revolving Lender, the commitment, if any, of such Revolving Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, representing the maximum aggregate amount of such Revolving Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 or 2.10 and (b) reduced or increased from time to time pursuant to assignments by or to such Revolving Lender pursuant to Section 10.04. The initial amount of each Revolving Lender’s Revolving Commitment is set forth opposite the name of such Lender on its Lender Addendum under the heading “Revolving Commitment”, or in the Assignment and Assumption pursuant to which such Revolving Lender shall have assumed its Revolving Commitment, as applicable. Any increase in the Revolving Lender’s Revolving Commitment made in accordance with this Agreement will be evidenced by a lender addendum in form and substance satisfactory to the Administrative Agent. The aggregate amount of the Revolving Lenders’ Revolving Commitments after giving effect to Amendment No. 1 hereto is U.S.$900,000,000.

“Senior Unsecured Notes” means the Borrower’s Senior Unsecured Notes issued pursuant to the indentures on the attached Schedule VI, together with the Borrower’s 7.25% Senior Notes due 2016 in the aggregate amount of $700,000,000 issued pursuant to Supplemental Indenture No. 1, dated as of August 15, 2006, to the Indenture dated as of August 15, 2006 among the Borrower, as issuer, certain subsidiaries of the Borrower, as guarantors, and BNY Midwest Trust Company, as Trustee (as the same has been amended, modified or supplemented).

2.04. Indebtedness.

(a) Section 7.01(c)(ii)(A) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(A) the aggregate principal amount of such Senior Unsecured Indebtedness shall not exceed U.S. $750,000,000 and, after giving effect to the incurrence thereof, the Borrower shall be in pro forma compliance with the ratio set forth in Section 7.10(a) (the determination of such ratio to be calculated as of the last day of the most recently-ended fiscal quarter of the Borrower under the assumption that such Senior Unsecured Indebtedness was issued at the beginning of the applicable calculation period), provided that the foregoing provisions of this clause (A) shall not apply to the extent that the Net Available Proceeds of such Senior Unsecured Indebtedness are applied to either (x) prepay Loans in accordance with Section 2.10(b)(iii) or (y) refinance or pay at maturity Senior Unsecured Indebtedness (in accordance with Section 7.12);”

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(b) Section 7.01(c)(ii)(C) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(C) terms in respect of financial and other covenants, events of default and mandatory prepayments applicable to such Indebtedness shall be no more restrictive in any material respect on the Borrower or any of its Subsidiaries than the terms of the most restrictive Senior Unsecured Notes;”

2.05. Restricted Payments. Section 7.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

“The Borrower will not, nor will it permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) the Borrower may (i) declare and pay dividends with respect to its capital stock payable solely in additional shares of its capital stock (other than Disqualified Stock), (ii) make Restricted Payments in respect of stock appreciation rights, or other stock-based awards, under any stock option plan of the Borrower (including without limitation any Stock Based Plan) so long as no Default shall have occurred and be continuing or would result therefrom, (iii) cancel or terminate any warrants, options or any other rights to acquire any shares of capital stock of the Borrower in exchange for the issuance of any other warrants, options or rights to acquire shares of capital stock of the Borrower and (iv) declare and make Restricted Payments in cash other than as set forth in clauses (i) through (iii) of this Section at any time that no Default shall have occurred and be continuing; provided that in the case of clause (iv) of this Section, the aggregate amount of all such Restricted Payments made from and after March 1, 2007 shall not exceed the sum of (x) U.S.$500,000,000; (y) an amount equal to 50% of consolidated net income of the Borrower and its Consolidated Subsidiaries for the period beginning March 1, 2007 through the then most recently ended fiscal quarter of the Borrower and (z) the aggregate amount of cash proceeds of Equity Issuances received by the Borrower and its Subsidiaries after March 1, 2007 and (b) any Joint Venture Entity may declare or make, or agree to pay or make, directly or indirectly, Restricted Payments to holders of its equity interests.

Nothing in this Section shall be deemed to prohibit the making or paying of any dividends or other distributions (in any type of Property), or entering into any agreement to pay or make dividends or other distributions, directly or indirectly, by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary of the Borrower.”

2.06. Certain Financial Covenants. Section 7.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

“(a) Debt Ratio. The Borrower will not permit the Debt Ratio to exceed 5.50 to 1 at any time.

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(b) [INTENTIONALLY LEFT BLANK].

(c) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio to be less 2.50 to 1 as at the last day of any fiscal quarter of the Borrower.”

Section 3. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

(a) Execution. The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrower, the Subsidiary Guarantors and the Administrative Agent.

(b) Fees. The Administrative Agent shall have received for the account of each Lender that, not later than 5:00 p.m. New York City time on February, 15, 2007, shall have authorized the Administrative Agent to execute and deliver this Amendment No. 1, an amendment fee in an amount equal to 0.05% of the sum of such Lender’s Revolving Commitment, and outstanding Term Loans, on such date.

(c) Reallocation of Loans and Letter of Credit. If any Revolving Loans or Letters of Credit shall be outstanding, the Borrower shall have borrowed and prepaid Revolving Loans (notwithstanding the provisions of Section 2.17 of the Credit Agreement requiring that borrowings and prepayments be made ratably, but subject to Section 2.15 of the Credit Agreement), and the participations of the Revolving Lenders in outstanding Letters of Credit shall be automatically reallocated in such amounts as may be necessary so that after giving effect to such borrowing, prepayments and reallocations, the Revolving Loans (and Interest Period(s) of Eurodollar Loans) and the rights and obligations of the parties concerned or at risk with respect to such Letters of Credit shall be held by the Revolving Lenders pro rata in accordance with the respective amounts of their Revolving Commitments (as modified hereby).

(d) Opinion of U.S. Counsel to Obligors. The Administrative Agent shall have received an opinion, dated the effective date of this Amendment No. 1, of Nixon Peabody LLP, U.S. counsel to the Obligors, covering such matters as the Administrative Agent or any Lender may reasonably request (and the Obligors hereby instruct counsel to deliver such opinion to the Lenders and the Administrative Agent).

(e) Organizational Documents. The Administrative Agent shall have received such organizational documents (including, without limitation, board of director and shareholder resolutions and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of this Amendment No. 1 as the Administrative Agent

Amendment No. 1

may reasonably request (and the Administrative Agent and each Lender may conclusively rely on such documents until it receives notice in writing from such Obligor to the contrary).

(f) Officer’s Certificate. The Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of the Borrower, dated the effective date of this Amendment No. 1, to the effect that (i) the representations and warranties made by the Borrower in Article IV of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party (but as to such other Loan Documents, in all material respects), are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 and (ii) no Default or Event of Default shall have occurred and be continuing.

Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

CONSTELLATION BRANDS, INC.

By:	/s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Senior Vice President and Treasurer

SUBSIDIARY GUARANTORS

ALLBERRY, INC.
CLOUD PEAK CORPORATION
CONSTELLATION TRADING COMPANY, INC.
CONSTELLATION WINES U.S., INC.
FRANCISCAN VINEYARDS, INC.
MT. VEEDER CORPORATION
R.M.E., INC.
THE ROBERT MONDAVI CORPORATION
ROBERT MONDAVI AFFILIATES
ROBERT MONDAVI INVESTMENTS
ROBERT MONDAVI PROPERTIES, INC.
ROBERT MONDAVI WINERY

By:	/s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Vice President and Assistant Treasurer

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BARTON INCORPORATED
BARTON BRANDS, LTD.
BARTON BEERS, LTD.
BARTON BEERS OF WISCONSIN, LTD.
BARTON BRANDS OF CALIFORNIA, INC.
BARTON BRANDS OF GEORGIA, INC.
BARTON CANADA, LTD.
BARTON DISTILLERS IMPORT CORP.
BARTON FINANCIAL CORPORATION

By:	/s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Vice President

CONSTELLATION LEASING, LLC

By:	/s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Assistant Treasurer

VINCOR INTERNATIONAL PARTNERSHIP
VINCOR INTERNATIONAL II, LLC
VINCOR HOLDINGS, INC.
R.H. PHILLIPS, INC.
THE HOGUE CELLARS, LTD.
VINCOR FINANCE, LLC

By:	/s/ Thomas D. Roberts
Name:	Thomas D. Roberts
Title:	Vice President

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ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Randolph Cates
Name:	Randolph Cates
Title:	Executive Director

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